Exhibit 10.6

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT is dated as of December 21, 2012 (this “Amendment”), among INSTALLED BUILDING PRODUCTS, LLC, a Delaware limited liability company (“IBP, LLC”), INSTALLED BUILDING PRODUCTS II, LLC, a Delaware limited liability company (“IBP II, LLC” and together with IBP, LLC, collectively, the “Companies” and each, individually, the “Company”), EACH BORROWING SUBSIDIARY PARTY HERETO (collectively with the Companies, the “Borrowers”), CCIB HOLDCO, INC., a Delaware corporation (“Parent”), and EACH GUARANTYING SUBSIDIARY PARTY HERETO (together with Parent, the “Guarantors”), the Lenders party hereto, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

RECITALS:

A. The Borrowers, the Guarantors, the lenders from time to time party thereto (collectively, “Lenders”) and Agent have entered into a Loan and Security Agreement dated as of November 4, 2011 (as heretofore modified, supplemented or amended, the “Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B. The Borrowers have requested that Agent and Lenders increase the Commitments to $50,000,000 and amend certain provisions of the Loan Agreement.

C. Subject to the terms and conditions set forth below, Agent and Lenders party hereto are willing to so amend the Loan Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1. AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Loan Agreement is amended as follows:

(a) The existing definitions of “Commitment”, “Dominion Trigger Period” and “weekly Reporting Trigger Period” in Section 1.1 are deleted in their entirety and the following are inserted in lieu thereof:

Commitment: for any Lender, its obligation to make Revolver Loans and to participate in LC Obligations up to the maximum principal amount shown on Schedule 1.1, as hereafter modified pursuant to Section 2.1.7 or an Assignment and Acceptance to which it is a party. “Commitments” means the aggregate amount of such commitments of all Lenders in an aggregate amount of $50,000,000.

Dominion Trigger Period: the period (a) commencing on the day that (i) an Event of Default occurs, (ii) Availability has been less than $3,125,000 for five (5) consecutive days, or (iii)(x) Availability is less than 12.5% of the lesser of (1) the sum of the Accounts Formula Amount and the Inventory Formula Amount and (2) the Commitments and (y) the Fixed Charge Coverage Ratio is less than 1.0 to 1.0, determined as of the last day of the Measurement Period most recently ended for which the financial statements and Compliance Certificate required under Section 10.1.2 have been delivered to Agent; and (b) continuing until, during the preceding 30 consecutive days, (i) no Event of Default has existed, (ii) Availability has been greater than $3,125,000 at all times during such 30 day period and (iii)(x) Availability has been greater than 12.5% of the lesser of

(1) the sum of the Accounts Formula Amount and the Inventory Formula Amount and (2) the Commitments at all times during such 30 day period or (y) the Fixed Charge Coverage Ratio is greater than 1.0 to 1.0 for the Measurement Period ended at least 30 days after the commencement of such Dominion Trigger Period and for which the financial statements and Compliance Certificate required under Section 10.1.2 have been delivered to Agent

Weekly Reporting Trigger Period: the period (a) commencing on the day that (i) an Event of Default occurs, (ii) Availability has been less than $3,125,000 for five (5) consecutive days, or (iii)(x) Availability is less than 12.5% of the lesser of (1) the sum of the Accounts Formula Amount and the Inventory Formula Amount and (2) the Commitments and (y) the Fixed Charge Coverage Ratio is less than 1.0 to 1.0, determined as of the last day of the Measurement Period most recently ended for which the financial statements and Compliance Certificate required under Section 10.1.2 have been delivered to Agent; and (b) continuing until, during the preceding 30 consecutive days, (i) no Event of Default has existed, (ii) Availability has been greater than $3,125,000 at all times during such 30 day period and (iii)(x) Availability has been greater than 12.5% of the lesser of (1) the sum of the Accounts Formula Amount and the Inventory Formula Amount and (2) the Commitments at all times during such 30 day period or (y) the Fixed Charge Coverage Ratio is greater than 1.0 to 1.0 for the Measurement Period ended at least 30 days after the commencement of such Weekly Reporting Trigger Period and for which the financial statements and Compliance Certificate required under Section 10.1.2 have been delivered to Agent

(b) The existing Section 10.2.4(a) is deleted in its entirety and the following is inserted in lieu thereof:

(a) Declare or make any Distributions, except (i) Upstream Payments, (ii) payments permitted under the Sponsor Subordination Agreement to the extent constituting Distributions, (iii) as required under the Suburban Shareholder Agreement, (iv) Distributions permitted by Section 10.2.17(h), and (v) at any time after the FCCR Relief Period, so long as (A) no Default or Event of Default has occurred and is continuing or would arise as a result thereof and (B) the conditions set forth in Section 6.2(f) are satisfied after giving effect to any payment or redemption, the Borrowers (directly or by Distribution made to CCIB solely for such purpose and as and when actually paid or redeemed by CCIB) may repay any Permitted Indebtedness or redeem Equity Interests (as such terms are used in the Support Agreement) solely in respect of Capital Contributions (as defined in the Support Agreement) made under the Support Agreement; provided that the aggregate repayments or redemptions made pursuant to this clause (v) do not and would not exceed the aggregate amount of Capital Contributions made, directly or indirectly, by the Credit Support Parties (as defined in the Support Agreement);

(c) The existing Section 10.2.17 is deleted in its entirety and the following is inserted in lieu thereof:

10.2.17 Affiliate Transactions. Enter into or be party to any transaction with an Affiliate, except (a) transactions contemplated by the Loan Documents; (b) payment of reasonable compensation to officers and employees for services actually rendered, and loans and advances permitted by Section 10.2.7; (c) payment of customary directors’ fees and indemnities; (d) transactions solely among Obligors not otherwise prohibited under this

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Agreement; (e) transactions with Affiliates that were consummated prior to the Closing Date, as shown on Schedule 10.2.17; (f) transactions with Affiliates in the Ordinary Course of Business, upon fair and reasonable terms fully disclosed to Agent and no less favorable than would be obtained in a comparable arm’s-length transaction with a non-Affiliate; (g) payments of interest and principal of Sponsor Subordinated Debt as permitted under the Sponsor Subordination Agreement; and (h) [on or before December 31, 2012], payments to Parent of fees for management and monitoring services (and payments or Distributions by Parent of such fees) in an amount equal to the lesser of $4,500,000 and 1.5% of the total revenue of Parent and its Subsidiaries for the Fiscal Year ending December 31, 2012, so long as at the time of such payment, no Default or Event of Default is then continuing or would arise therefrom.

(d) The existing Schedule 1.1 is deleted in its entirety and Schedule 1.1 attached hereto is inserted in lieu thereof.

The amendments to the Loan Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Agreement are intended to be affected hereby.

Section 2. CONDITIONS PRECEDENT. The parties hereto agree that the amendments set forth in Section 1 above shall not be effective until the satisfaction of each of the following conditions precedent:

(a) Documentation. Agent shall have received (i) a counterpart of this Amendment, duly executed and delivered by the Borrowers, the Guarantors and Lenders, (ii) a resolution from the Board of Directors (or equivalent governing body) of Obligors authorizing this Amendment and the transactions contemplated hereby, (iii) a legal opinion in form and substance reasonably satisfactory to Agent from counsel to Obligors, (iv) a certificate from a knowledgeable Senior Officer of Borrower Agent certifying that, on or prior to the date hereof, Parent received net cash proceeds of a capital contribution of at least $2,500,000 from one or more holders of its Equity Interests and Borrower Agent received the full amount of such proceeds as a cash equity contribution from Parent and (v) such other documents and certificates as Agent or its counsel may reasonably request relating to the organization, existence and good standing of Obligors, the authorization of this Amendment, the Guaranties and any other legal matters relating to Obligors or the transactions contemplated hereby.

(b) Increased Commitment Fee. The Borrowers shall have paid Agent for the pro rata benefit of the Lenders a fee equal to $25,000.

(c) Fees and Expenses. All fees and expenses of counsel to Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Section 3. REPRESENTATIONS AND WARRANTIES.

(a) In order to induce Agent and Lenders to enter into this Amendment, each Obligor represents and warrants to Agent and Lenders as follows:

(i) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

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(ii) The representations and warranties made by such Obligor in Section 9 of the Loan Agreement are true and correct in all material respects (except where any such representation or warranty is otherwise qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct on and as of such earlier date.

(iii) Since December 31, 2011, no event has occurred or circumstance arisen that has had or could reasonably be expected to have a Material Adverse Effect.

(b) In order to induce Agent and the Lenders to enter into this Amendment, each Obligor represents and warrants to Agent and Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles relating to enforceability.

Section 4. MISCELLANEOUS

(a) Ratification and Confirmation of Loan Documents. Each Obligor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Obligor, the continuation and extension of the liens granted under the Loan Agreement and the Security Documents to secure the Obligations).

(b) Fees and Expenses. The Borrowers shall, joint and severally, pay on demand all reasonable costs and expenses of Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Agent.

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 14.13, 14.14 and 14.15 of the Loan Agreement.

(e) Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f) Entire Agreement. This Amendment, together with the Guaranties of the Designated LC Obligations and all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied,

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have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by the parties hereto for such purpose.

(g) Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Obligor, Agent, each Lender and their respective successors and assigns (subject to Section 13 of the Loan Agreement).

[Remainder of page intentionally left blank; signatures begin on following page]

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IN WITNESS WHEREOF, the following parties have caused this Amendment No. 4 to Loan and Security Agreement to be executed as of the date first written above.

BORROWERS:

INSTALLED BUILDING PRODUCTS, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President - Finance

ACCURATE INSULATION LLC
AMERICAN INSULATION & ENERGY SERVICES, LLC
ANY SEASON INSULATION, LLC
BAYTHERM INSULATION, LLC
BUILDING MATERIALS FINANCE, INC.
CORNHUSKER INSULATION, LLC
GARAGE DOOR SYSTEMS, LLC
GOLD INSULATION, INC.
GOLD STAR INSULATION, L.P.
By: Gold Insulation, Inc., its General Partner
G-T-G, LLC
HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED
IBP ASSET, LLC
IBP ASSET II, LLC
IBP EXTERIORS, INC.
IBP TEXAS ASSETS I, LLC
IBP TEXAS ASSETS II, LLC
IBP TEXAS ASSETS III, LLC
INSTALLED BUILDING PRODUCTS II, LLC
INSTALLED BUILDING PRODUCTS - PORTLAND, LLC
INSULVAIL, LLC
LAKESIDE INSULATION, LLC
LKS TRANSPORTATION, LLC
METRO HOME INSULATION, LLC
MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC.
NORTHWEST INSULATION, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President - Finance

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

Signature Page

OJ INSULATION HOLDINGS, INC.
OJ INSULATION, L.P.
By: OJ Insulation Holdings, Inc., its General Partner
RAJAN, LLC
ROCKFORD INSULATION, LLC
SPEC 7 INSULATION CO., LLC
SUPERIOR INSULATION SERVICES, LLC
TCI CONTRACTING, LLC
THERMAL CONTROL INSULATION, LLC
WATER-TITE COMPANY, LLC
WILSON INSULATION COMPANY, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President - Finance

GUARANTORS:

CCIB HOLDCO, INC.
IBHL A HOLDING COMPANY, INC.
IBHL B HOLDING COMPANY, INC.
IBHL II–A HOLDING COMPANY, INC.
IBHL II–B HOLDING COMPANY, INC.
IBP HOLDINGS, LLC
IBP HOLDINGS II, LLC

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President - Finance

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

Signature Page

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/ Christopher M. O’Halloran
Name:	Christopher M. O’Halloran
Title:	Senior Vice President

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

Signature Page

ACKNOWLEDGMENT:

Each of the undersigned (each, a “Designated LC Guarantor” and, collectively, the “Designated LC Guarantors”) hereby (i) acknowledges receipt of, and consents to, the Amendment, (ii) confirms and ratifies in all respects its/his/her obligations under the Guaranty to which it/he/she is a party and (iii) acknowledges and agrees that the Guaranty to which it/he/she is a party and its/his/her obligations thereunder remain in full force and effect, enforceable against such Designated LC Guarantor in accordance with their terms.

DESIGNATED LC GUARANTORS:

CETUS CAPITAL II, LLC

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

/s/ Jeffrey W. Edwards
Jeffrey W. Edwards

/s/ Peter H. Edwards, Jr.
Peter H. Edwards, Jr.

/s/ Michael A. Edwards
Michael A. Edwards

/s/ Anne W. Edwards by Jeffrey W. Edwards, P.O.A.
Anne W. Edwards

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

Signature Page

SCHEDULE 1.1

to

Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	Commitment
Bank of America, N.A.	$50,000,000.00

Total	$50,000,000.00